EXHIBIT 10.16

The CORPORATEplan for RetirementSM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue) Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer's attorney prior to adoption.

Plan Number: 44315                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012
© 2007 Fidelity Management & Research Company

EXHIBIT 10.16

ADOPTION AGREEMENT ARTICLE l

1.01    PLAN INFORMATION

(a)	Name of Plan:

This is the Chicago Board Options Exchange Deferred Compensation Plan for Officers (the "Plan").

Plan Number: 44315                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.16

AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name:     Chicago Board Options Exchange Deferred Compensation Plan for Officers (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Attachment B	01/01/2012

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        12/5/2012

Plan Number: 44315                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.16

AMENDMENT EXECUTION PAGE
(Employer's Copy)

Plan Name:     Chicago Board Options Exchange Deferred Compensation Plan for Officers (the “Plan”)
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Attachment B	01/01/2012

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        12/5/2012

Plan Number: 44315                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.16

ATTACHMENT B

Re: SUPERSEDING PROVISIONS
for

Plan Name:    Chicago Board Options Exchange Deferred Compensation Plan for Officers (the “Plan”)

(a) Superseding Provision(s) - The following prov1s1ons supersede other provisions of this Adoption Agreement and/or the Basic Plan Document as described below:

1.    Notwithstanding anything to the contrary in Section 1.04, for purposes of determining Deferral
Contributions under the Plan, Compensation shall include only base compensation and bonuses.

Compensation shall specifically exclude amounts contributed by the Employer under the Senior Executive
Cafeteria Plan.

2.    Notwithstanding anything to the contrary in Sections 1.05(a)(l) and 1.05(a)(2), Deferral Contributions shall be in whole and fractional percentages as designated by a Participant in his or her election form.

3.    Notwithstanding anything to the contrary in Article 4.01, an election to defer Compensation shall continue in effect for Compensation relating to all services performed in succeeding calendar years until modified or revoked by the Participant with a subsequent election form pursuant to Article 4.

4.    If elected by the Participant on his or her initial election form, distribution of a Participant's entire interest in the Plan shall be made after the date of consummation of a Change in Control in accordance with
Sections l.07(a)(l )(G) and l.07(c)(l); provided, however, that a Change in Control shall not include:

(a)        any change in form of organization of the Employer from a non-stock entity to a stock corporation, or

(b)        any public offering of the Employer's shares of stock after it becomes a stock corporation.

If the Participant fails to make an election, a Change in Control distribution shall not be made to the
Participant.

5.    Article 7.02 shall be replaced in its entirety with the following:

7.02. Death. If provided by the Employer in Section l .08(e)(2), the Account of a Participant or
former Participant who dies before the distribution of his entire Account will be 100% vested, provided that at the time of his death he is earning Years of Service.

Each Participant from time to time, pursuant to a beneficiary designation form furnished by the
Employer, may designate any legal or natural person or persons (who may be designated

Plan Number: 44315                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.16

contingently or successively) to whom his or her Plan interest is to be paid if he or she dies before receiving the entire balance thereof. A beneficiary designation shall be effective only when the executed beneficiary form is delivered to the Employer in writing or by other method prescribed by the Employer while the Participant is alive and will cancel all beneficiary designation forms delivered earlier. If a deceased Participant fails to designate a beneficiary prior to his or her death, or if all designated beneficiaries predecease the Participant, his or her interest in the Plan shall be paid to his or her surviving spouse, or if none, to his or her lawful descendants, per stirpes, or if none survive him or her, to the legally appointed representatives of his or her estate, or if none are appointed within six months after the date of his or her death, to his or her heirs at law under the laws of descent and distribution of the state in which the
Participant is domiciled at the date of death.

6.    8.0l(e) Notwithstanding anything herein to the contrary, with respect to any Specified
Employee, if the applicable payment trigger is Separation from Service, then payment shall not commence before the date that is six months after the date of Separation from Service (or, if earlier, the date of death or Disability of the Specified Employee, pursuant to Section 7.02 and 7.07). Payments to which a Specified Employee would otherwise be entitled during the first six months following the date of Separation from Service are delayed by six months.

Plan Number: 44315                                         ECM NQ 2007 AA
(07/2007)                                                     12/4/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.16

The CORPORATEplan for RetirementSM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue) Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer's attorney prior to adoption.

Plan Number: 44315                                         ECM NQ 2007 AA
(07/2007)                                                      07/17/2015
© 2007 Fidelity Management & Research Company

EXHIBIT 10.16

ADOPTION AGREEMENT ARTICLE l

1.01    PLAN INFORMATION

(a)	Name of Plan:

This is the Chicago Board Options Exchange Deferred Compensation Plan for Officers (the "Plan").

1.05    CONTRIBUTION ON BEHALF OF EMPLOYEES

(a)	Deferral Contributions (Complete all that apply):

(1) ☑
Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max
Base Compensation			0	50

(Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(2) ☑	Deferral Contributions with respect to Bonus Compensation only. The
Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

Deferral Contributions Type of Bonus	Treated As		Dollar Amount		% Amount
	Performance Based	Non· Performance Based	Min	Max	Min	Max
Bonus Compensation	Yes				0	50

(Note: With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages. In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

Plan Number: 44315                                         ECM NQ 2007 AA
(07/2007)                                                     07/17/2015

© 2007 Fidelity Management & Research Company

EXHIBIT 10.16

AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name:     Chicago Board Options Exchange Deferred Compensation Plan for Officers (the “Plan”)

Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.05(a)(1)	8/1/2015
1.05(a)(2)	8/1/2015

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        7/20/2015

Plan Number: 44315                                         ECM NQ 2007 AA
(07/2007)                                                     07/17/2015

© 2007 Fidelity Management & Research Company

EXHIBIT 10.16

AMENDMENT EXECUTION PAGE
(Employer's Copy)

Plan Name:     Chicago Board Options Exchange Deferred Compensation Plan for Officers (the “Plan”)

Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.05(a)(1)	8/1/2015
1.05(a)(2)	8/1/2015

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        7/20/2015

Plan Number: 44315                                         ECM NQ 2007 AA
(07/2007)                                                     07/17/2015

© 2007 Fidelity Management & Research Company